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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : August 16, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES WCM-1)
             (Exact name of registrant as specified in its charter)

              DELAWARE             333-64767-04                13-3891329
          (State or other          (Commission             (I. R. S. Employer
          jurisdiction  of         File Number)            Identification No.)
           incorporation)

       WORLD FINANCIAL CENTER,                                     10281
         NEW YORK,  NEW YORK                                     (Zip Code)
        (Address of principal
         executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Disposition of $90,000,000 principal amount of WorldCom, Inc. Debentures (the "Underlying Securities") on August 16, 2002 for consideration in the amount of $7,750,000. Debentures

        Distribution of consideration received to holders of the Preferred Plus Trust Series WCM-1 on August 19, 2002
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable

ITEM 5. OTHER EVENTS

        99.1 Distribution to holders of the Preferred Plus Trust Series WCM-1 on August 19, 2002.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

            Not applicable

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            99.1 Trustee's report in respect of the August 19, 2002 distribution to holders of the Preferred Plus Trust Series WCM-1

ITEM 8. CHANGE IN FISCAL YEAR

        Not Applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not Applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              MERRILL LYNCH DEPOSITOR, INC.

Date:  09/05/02                               By:   /s/ Barry N. Finkelstein
                                                    Name:  Barry N. Finkelstein
                                                    Title: President
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                                  EXHIBIT INDEX

        99.1 Trustee's report in respect of the August 19, 2002 distribution to holders of the Preferred Plus Trust Series WCM-1.